UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2018 (March 12, 2018)

TMSR HOLDING COMPANY LIMITED
(Exact name of registrant as specified in its charter)

Delaware	001-37513	47-3709051
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

A101 Hanzheng Street City Industry Park, No.21 Jiefang Avenue, Qiaokou District, Wuhan, Hubei, 430030 China
(Address of principal executive offices) (Zip Code)

(022)-5982-4800
(Registrant’s telephone number, including area code)

JM Global Holding Company 1615 South Congress Avenue Suite 103 Delray Beach, Florida 33445
(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 12, 2018, TMSR Holding Company Limited (“TMSR” or the “Company”) received written notice from the staff of The NASDAQ Stock Market LLC (“Nasdaq”) indicating that the Staff had determined to delist the Company’s securities from Nasdaq based upon the Company’s non-compliance with Nasdaq Listing Rules 5505(a)(3) and 5515(a)(4), which require a minimum of 300 round lot holders of common stock and 400 round lot holders of common stock purchase warrants (“Warrants”) for initial listing on The Nasdaq Capital Market. The Staff’s determination also cited the Company’s non-compliance with the annual meeting requirement, as set forth in Nasdaq Listing Rule 5620(a), notwithstanding the Staff’s prior determination to grant the Company an extension within which to evidence compliance with that requirement.

The Staff’s notice indicated that the Company’s common stock and warrants would be subject to delisting unless the Company timely requests a hearing before a Nasdaq Hearings Panel (“Panel”). The Company intends to request a hearing before the Panel, and such request will stay any suspension or delisting action by Nasdaq pending the completion of the hearing process and the expiration of any extension period that may be granted to the Company by the Panel. TMSR intends to pursue certain actions to increase the number of round lot holders of its common stock and to hold an annual meeting of stockholders for the fiscal year ended December 31, 2017 as soon as practicable so as to meet the applicable listing requirements[; however, there can be no assurances that the Company will be able to do so within the period of time that may be granted by the Panel].

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated March 16, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2018	TMSR HOLDING COMPANY LIMITED

	By:	/s/ Jiazhen Li
	Name:	Jiazhen Li
	Title:	Co-Chair of the Board

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